First Quarter 2006 Earnings Release April 28, 2006 Exhibit 99.3

Earnings Call Agenda
Introduction and Overview
– Chuck Raymond – President & Chief Executive Officer
Commercial Update
– Brian Taylor – Senior Vice President, Sales & Marketing
Operations Update
– John Handy – Executive Vice President
Financial Review Update
– Mark Urbania – Senior Vice President & Chief Financial Officer
Questions and Answers

Forward-Looking Statements
Risks, Uncertainties, Other Factors with Respect to “Forward-Looking
Statements:”
Certain statements contained in this presentation constitute “forward-
looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements that are not of historical fact constitute “forward-looking statements” and, accordingly, involve estimates, assumptions, judgments and
uncertainties.  There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the
“forward-looking statements”.  Such factors are detailed in the
Horizon Lines, Inc.’s Form 10-K filed with the Securities and
Exchange Commission on March 6, 2006.

4 First Quarter 2006 Earnings Release Chuck Raymond President & Chief Executive Officer Introduction and Overview

First Quarter Highlights
2006 off to a great start
Strong operating revenue and earnings
New vessel initiative commenced
Container fleet investments continue
Company again recognized for service excellence

6 EPS 0.01 0.07 0 0.02 0.04 0.06 0.08 2005 2006 First Quarter (1) See Income Statement Summary – First Quarter on page 26 for calculation of adjusted EPS. (1)

7 257.6 274.9 245.0 250.0 255.0 260.0 265.0 270.0 275.0 2005 2006 First Quarter Operating Revenue ($ in Millions)

8 11.0 15.9 - 5.0 10.0 15.0 20.0 2005 2006 First Quarter Operating Income (1) See reconciliation of Operating Income to Adjusted Operating Income on page 28. (1)

9 27.7 31.8 24 26 28 30 32 2005 2006 First Quarter EBITDA (1) See reconciliation of Net Income to Adjusted EBITDA on page 30. ($ in Millions) (1)

10 0.3 2.4 0.0 0.5 1.0 1.5 2.0 2.5 2005 2006 First Quarter Net Income (1) See reconciliation of Net Income to Adjusted Net Income on page 29. ($ in Millions) (1)

11 First Quarter 2006 Earnings Release Brian Taylor Senior Vice President, Sales & Marketing Commercial Update

12 Commercial Highlights Rate/mix improvements more than offset some volume softness Well positioned competitively Economic outlook in 2006 remains bright

Volume Update First Quarter 2006
Alaska volumes remain solid despite a longer winter season
Hawaii volume down slightly due to lower auto volume and
economic impact of record rainfall
Guam volume also impacted by a soft auto market, but market
share growing in high margin segments
The economic slowdown in the Puerto Rico market has continued
into the first quarter, with modest recovery projected
Puerto Rico market share remains robust and stable
Revenue Containers
(3.8)% (2,818) 74,419 71,601
Percentage Variance 2005 2006

Rate Update First Quarter 2006
Rate improvement expected throughout 2006 offsetting the
volume softness impacts on revenue
Continue to implement general rate increases and individual
customer contract renewal increases, indicating a stable
competitive environment
Continue to grow higher margin segments, which carry less cost, higher rate, or both
Increasing vessel and intermodal fuel costs continue to be
recovered through fuel surcharges
Rate Per Container
10.4% $317 $3,049 $3,366
Percentage Variance 2005 2006

Competitive Update First Quarter 2006
Well positioned:
Excellent schedule reliability
Ready to accommodate the summer surge
Over the road conversions
Planned reduction of autos provides capacity to handle growth
Recent capacity additions have had minimal impact
Reefer fleet renewal well received in all markets

16 Economic Outlook - 2006 Outlook company wide remains bright We are closely monitoring the situation in Puerto Rico No impact so far

17 First Quarter 2006 Earnings Release John Handy Executive Vice President Operations Update

18 Operating Highlights TP1 new vessel initiative underway Container fleet replenishment ongoing Key operating metrics all performing very well Service excellence awards continue in 2006

TP1 New Vessels Update
Vessel Charter Update
Vessels secured with deliveries in the first half of 2007
Financing closed on April 11
th
for 12-year charters with SFL
Charters will be accounted for as operating leases
Ongoing Action Items
Agreement in principle with Maersk being finalized to extend TP1 and related agreements
Designing 2007 vessel phase in plan to minimize cost of positioning ships and ramp up into new network

Container Investments
Container Fleet 2006 Additions
($ in Millions)
$ 9.9 3,300 Total Container Investment
500
250
300
250
1,000
1,000
Units
2.0 3
rd
Quarter 2006 45’ High Cube Dry
0.9 2
nd
Quarter 2006 45’ High Cube Dry
0.9 2
nd
Quarter 2006 40’ High Cube Dry
0.8 2
nd
Quarter 2006 45’ High Cube Dry
2.7 2
nd
Quarter 2006 40’ High Cube Dry
$ 2.6 March 2006 40’ High Cube Dry
Cost
(1)
Acquisition Date Type
(1)
First 1,000 containers were acquired via purchase.  Remaining containers will be acquired via operating leases.  Costs of containers to be acquired in 2
nd
and 3
rd
quarters are estimates.

21 Key Metrics Fuel Initiatives Vessel Availability – 99.3% Vessel Utilization – 89.0% Vessel On-Time Arrivals – 78.0%

Service Excellence Awards in 2006
Lowe’s
“2005 Gold Carrier Award” for fifth straight year
Toyota
“2005 Logistic Excellence Award for On-Time Performance” for seventh straight year
“2005 Logistic Excellence Award for Customer Service”

23 First Quarter 2006 Earnings Release Mark Urbania Senior Vice President & Chief Financial Officer Financial Update

Financial Highlights
Actual 2006 Results versus Adjusted 2005
17 consecutive quarters of EBITDA growth
Operating revenue increased by $17.3 million or 6.7%
Operating income improved by $4.9 million or 44.5%
EBITDA higher by $4.1 million or 14.8%
Net income increased by $2.1 million or 700%
Earnings per share grew by $.06 or 600%
Cash flows improved by $9.4 million or 69.6%

2001
2002
2003
2004
2005
2006
2001
2002
2003
2004
2005
2001
2002
2003
2004
2005
2001
2002
2003
2004
2005
2001
2002
2003
2004
2005

Always There.
Always Delivering.

25 17 Quarters of Continuous Earnings Growth 9 12 15 20 29 32 16 20 24 33 36 27 35 38 43 48 22 25 25 32 36 73 92 102 128 150 0 20 40 60 80 100 120 140 160 Adjusted EBITDA Growth Q1 Q2 Q3 Q4 FY

Income Statement Summary – First Quarter
Adjusted
(1)
($ in Millions)
Actual
($ in Millions)
33,544,170 18,790,879 33,544,170 Shares Outstanding
$ 0.3 $ (9.7) $ 2.4 Net Income (Loss) Common Shareholders
-- 1.5 -- Preferred Stock Accretion
95.7% 98.5% 94.2% Operating Ratio
$ 27.7 $ 20.5 $ 31.8 EBITDA
$ .01 $ (.52) $ .07 Earnings (Loss) Per Share
0.3 (8.2) 2.4 Net Income (Loss)
0.4 (0.8) 1.7
Income Tax Expense (Benefit)
0.7 (9.0) 4.1 Pretax Income (Loss)
10.3 12.8 11.8 Other Expense
11.0 3.8 15.9 Operating Income
246.6 253.8 259.0 Operating Expense
$ 257.6 $ 257.6 $ 274.9 Operating Revenue
Quarter Ended
March 27, 2005
Quarter Ended
March 27, 2005
Quarter Ended
March 26, 2006
(1)
Adjusted to exclude non-recurring expenses.

Operating Revenue
10.7 Rate and Cargo Mix Improvement
$ (8.6) Volume Variance
12.4 Bunker and Intermodal Fuel Surcharges
Revenue Growth
($ in Millions)
$ 17.3 Total Revenue Increase
2.8 Other / Non-Transportation Revenue
First Quarter
2006

Adjusted Operating Income Results
6.4 -- Stock Compensation Expense
Adjustments
(a)
Adjusted Operating Income
($ in Millions)
(a)
These charges are not anticipated to recur regularly in the ordinary course of business.
$ 11.0 $ 15.9 Adjusted Operating Income
7.2 -- Total Adjustments
0.8 -- Management Fees
$ 3.8 $ 15.9 Operating Income
Quarter Ended
March 27, 2005
Quarter Ended
March 26, 2006

Adjusted Net Income Results
(1.2) -- Tax Impact
8.5 -- Total Adjustments
0.8 -- Management Fees
6.4 -- Stock Compensation Expense
Adjusted Net Income
($ in Millions)
$ 0.3 $ 2.4 Adjusted Net Income
2.5 -- Interest Expense Reduction
Adjustments
$ (8.2) $ 2.4 Net Income (Loss)
Quarter Ended
March 27, 2005
Quarter Ended
March 26, 2006

Net Income/EBITDA Reconciliation
0.8 -- Management Fees
6.4 -- Stock Compensation Expense
Net Income/EBITDA Reconciliation
($ in Millions)
$ 27.7 $ 31.8 Adjusted EBITDA
20.5 31.8 EBITDA
16.7 16.0 Depreciation and Amortization
(0.8) 1.7 Tax Expense (Benefit)
12.8 11.7 Interest Expense, Net
$ (8.2) $ 2.4 Net Income (Loss)
Quarter Ended
March  27, 2005
Quarter Ended
March 26, 2006
Note:  EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization.  We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines Holding Corp. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA  and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions.

Cash Flows
-- (1.0) Transaction Costs
(0.5) -- Distribution  to Holders of Preferred Stock
1.1 -- Sale of Stock
6.4 -- Stock Compensation
Cash Flow Summary
($ in Millions)
$ (12.9) $ (8.8) Net Cash Flow
(0.6) (0.6) Debt Repayment
(12.9) (7.2) Free Cash Flow (Deficit)
-- (3.7) Dividend
(4.2) (4.3) Interest
-- -- Taxes
(5.1) (4.2) Dry-Dock Expenditures
(1.0) (2.0) Capital Expenditures, Net
(29.5) (24.8) Working Capital
$ 20.5 $ 31.8 EBITDA
Quarter Ended
March 27, 2005
Quarter Ended
March 26, 2006

32 2006 Earnings Guidance Year Second Quarter Earnings Guidance ($ in Millions except EPS) $.85 - $.90 $.18 - $.20 EPS $158 – $162 $38 - $40 EBITDA $1,140 - $1,160 $282 - $287 Operating Revenue

33 First Quarter 2006 Earnings Release Questions & Answers

HORIZON LINES®

Always There. **Always Delivering.**℠

Always There.
Always Delivering.

35